Exhibit 10.2

AMENDED AND RESTATED
FIRST LIEN PLEDGE AND SECURITY AGREEMENT
by and between
COFFEYVILLE RESOURCES, LLC
CL JV HOLDINGS, LLC,
COFFEYVILLE PIPELINE, INC.,
COFFEYVILLE REFINING AND MARKETING, INC.,
COFFEYVILLE NITROGEN FERTILIZERS, INC.,
COFFEYVILLE CRUDE TRANSPORTATION, INC.,
COFFEYVILLE TERMINAL, INC.,
COFFEYVILLE RESOURCES PIPELINE, LLC,
COFFEYVILLE RESOURCES REFINING AND MARKETING, LLC,
COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC,
COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC, and
COFFEYVILLE RESOURCES TERMINAL, LLC
(Grantors)
and
CREDIT SUISSE
(Collateral Agent)
Dated as of December 28, 2006

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PAGE
SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; RELEASES	35

SECTION 10. RIGHTS UNDER HEDGE AGREEMENTS; RIGHTS OF HOLDERS OF SPECIFIED SECURED HEDGE INDEBTEDNESS	35

SECTION 11. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM	36

SECTION 12. MISCELLANEOUS	36

SCHEDULE 4.1 — GENERAL INFORMATION

SCHEDULE 4.2 — LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.4 — INVESTMENT RELATED PROPERTY

SCHEDULE 4.6 — DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.7 — INTELLECTUAL PROPERTY

SCHEDULE 4.8 — COMMERCIAL TORT CLAIMS

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT D — DEPOSIT ACCOUNT CONTROL AGREEMENT

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AMENDED AND RESTATED FIRST LIEN PLEDGE AND SECURITY AGREEMENT
          This AMENDED AND RESTATED FIRST LIEN PLEDGE AND SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of December 28, 2006, is made by and between COFFEYVILLE RESOURCES, LLC, a Delaware limited liability company (the “Company”), CERTAIN AFFILIATES OF THE COMPANY as guarantors (the “Guarantors” and each of the Guarantors and the Company, together with its successors and permitted assigns, are referred to hereinafter each individually as a “Grantor”, and collectively as the “Grantors”) and CREDIT SUISSE, in its capacity as the Collateral Agent for the Secured Parties described below (together with its successors, designees and permitted assigns in such capacity, the “Collateral Agent”).
RECITALS:
          WHEREAS, Company, the other Guarantors, various financial institutions and other Persons from time to time parties thereto as lenders (the “Lenders”), Goldman Sachs Credit Partners L.P. and Credit Suisse, as joint lead arrangers and joint bookrunners (the “Arrangers”), Credit Suisse, as administrative agent (together with its successors in such capacity, the “Administrative Agent”) and collateral agent (together with its successors in such capacity, the “Collateral Agent”), and the other Agents party thereto are entering into that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”) in order to amend and restate the Existing Credit Agreement to provide (i) that on the Effective Date the aggregate commitments available under the Existing Credit Agreement (as defined below) will be increased to $1,075,000,000, (ii) for new Tranche D Term Loans, new Revolving Commitments and new Credit Linked Deposits to be made on the Effective Date, and (iii) for certain other amendments to the Existing Credit Agreement and related documents on the terms set forth therein;
          WHEREAS, in conjunction with the Existing Credit Agreement, the First Lien Pledge and Security Agreement dated as of June 24, 2005, as amended as of July 8, 2005 (the “Existing Security Agreement”) was entered into among the Grantors party thereto (together with each Guarantor that became a “Grantor” thereunder prior to the date hereof, the “Existing Grantors”) and the collateral agent thereunder pursuant to which such Existing Grantors granted a security interest in all of their personal property collateral to secure the payment and performance in full when due of all obligations described therein; and
          WHEREAS, in conjunction with the Credit Agreement, the parties to the Existing Security Agreement intend to amend and restate the Existing Security Agreement and to confirm the grant of the security interest in favor of the Collateral Agent under the Existing Security Agreement to secure the payment and performance when due of all of the Secured Obligations.
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuing Banks to make Credit Extensions to the Company pursuant to the Credit Agreement and to Induce the Swap Counterparty to maintain the Swap Agreement, each Grantor and the Collateral Agent agree, for the benefit of each Secured Party that the Existing Security Agreement is hereby amended and restated to read in its entirety as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.
     1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:
          “Account Debtor” shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.
          “Accounts” shall mean all “accounts” as defined in Article 9 of the UCC.
          “Additional Grantors” shall have the meaning assigned in Section 5.3.
          “Agreement” shall have the meaning set forth in the preamble.
          “Assigned Agreements” shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.
          “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.
          “Cash Proceeds” shall have the meaning assigned in Section 7.7.
          “Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.
          “Collateral” shall have the meaning assigned in Section 2.2.
          “Collateral Account” shall mean any account established by the Collateral Agent.
          “Collateral Agent” shall have the meaning set forth in the preamble.
          “Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
          “Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
          “Commercial Tort Claims” shall mean all “commercial tort claims” as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).
          “Commodities Accounts” (i) shall mean all “commodity accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on

Schedule 4.4 under the heading “Commodities Accounts” (as such schedule may be amended or supplemented from time to time).
          “Company” shall have the meaning set forth in the recitals.
          “Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the Tax Code, the equity interests of which are held directly by one or more Grantors.
          “Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).
          “Copyrights” shall mean all United States, and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.
          “Credit Agreement” shall have the meaning set forth in the recitals.
          “Deposit Accounts” (i) shall mean all “deposit accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Deposit Accounts” (as such schedule may be amended or supplemented from time to time).
          “Documents” shall mean all “documents” as defined in Article 9 of the UCC.
          “Equipment” shall mean: (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures, excluding however, all Excluded Equipment.
          “Excluded Equipment” shall mean at any date any Equipment of a Credit Party which is subject to, or secured by, a Permitted Lien if and to the extent that (i) any Indebtedness secured by such Permitted Lien is permitted pursuant to Section 6.1 of the Credit Agreement, (ii) the express terms of a valid and enforceable restriction in favor of a Person who is not a Credit Party which is contained in the agreements or documents granting such Permitted Lien or governing the Indebtedness secured thereby and which is permitted to exist pursuant to Section 6.4 or 6.6 of the Credit Agreement prohibits, or requires any consent or establishes any other conditions for, an assignment thereof, or a grant of a security interest therein, by a Credit Party and (iii) such restriction relates only to the asset or assets subject to such Permitted Lien;

provided that all proceeds paid or payable to any Credit Party from any sale, transfer or assignment or other voluntary or involuntary disposition of such Equipment and all rights to receive such Proceeds shall be included in the Collateral to the extent not otherwise required to be paid to the holder of the Indebtedness secured by such Permitted Lien in such Equipment.
          “Exempt Deposit Accounts” shall mean each and every Deposit Account (A) the balance of which consists exclusively of (i) withheld income taxes and federal, state or local employment taxes in such amounts as are required in the reasonable judgment of the Company to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to employees of any of the Credit Parties and (ii) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of one or more Credit Parties and all segregated Deposit Accounts constituting (and the balance of which consist solely of funds set aside in connection with) taxes accounts, payroll accounts and trust accounts or (B) the average aggregate overnight balances in which do not exceed $1,000,000 during any period of seven consecutive days and, the aggregate balances in all such accounts do not exceed $5,000,000 at any time.
          “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.
          “Event of Default” shall mean an Event of Default under any of the First Lien Credit Documents which, solely for the purposes of Section 7 of this Agreement, has resulted in the Administrative Agent exercising any of its rights under the last paragraph of Section 8.1 of the Credit Agreement.
          “Exempt Securities Accounts” shall mean each and every Securities Account the average aggregate overnight balances in which do not exceed $1,000,000 during any period of seven consecutive days and, the aggregate balances in all such accounts do not exceed $5,000,000 at any time.
          “Existing Grantors” shall have the meaning set forth in the recitals.
          “Existing Security Agreement” shall have the meaning set forth in the recitals.
          “First Lien Credit Documents” shall mean the Credit Agreement, the Credit Documents, any Credit Facility (as defined in the Intercreditor Agreement), the Swap Agreement, any other Hedge Agreements entered into with a Lender Counterparty and any agreement for Specified Secured Hedge Indebtedness entered into with a Specified Hedge Counterparty, and each of the other agreements, documents and instruments providing for or evidencing any other Obligation, and any other document or instrument executed or delivered at any time in connection with any Obligations, including any intercreditor or joinder agreement among holders of Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of the Intercreditor Agreement.
          “General Intangibles” (i) shall mean all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Grantor Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

          “Goods” (i) shall mean all “goods” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).
          “Grantors” shall have the meaning set forth in the preamble.
          “Grantor Intellectual Property” shall have the meaning set forth in Section 4.7(a)(ii) herein.
          “Guarantors” shall have the meaning set forth in the recitals.
          “Indemnitee” shall mean the Collateral Agent, and its and its Affiliates’ officers, partners, directors, trustees, employees and agents.
          “Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.
          “Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.
          “Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.
          “Inventory” shall mean (i) all “inventory” as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).
          “Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.
          “Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.
          “Lender” shall have the meaning set forth in the recitals.
          “Letter of Credit Right” shall mean “letter-of-credit right” as defined in Article 9 of the UCC.
          “Money” shall mean “money” as defined in the UCC.
          “Non-Assignable Contract” shall mean any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Section 9-406 through 409 of the UCC).
          “Obligations” shall mean all obligations of every nature of each Grantor from time to time owed to the Secured Parties or any of them under the Credit Agreement, the Swap Agreement, Hedge Agreements, agreements for Specified Secured Hedge Indebtedness (in an aggregate amount not to exceed $25,000,000 less the amount of Indebtedness secured by Liens permitted by Section 6.2(u)) and other First Lien Credit Documents, and shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (as defined in the Intercreditor Agreement) accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First Lien Credit Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, reimbursement of amounts drawn under letters of credit, payments for early termination of the Swap Agreement, Hedge Agreements or agreements for Specified Secured Hedge Indebtedness, fees, expenses, indemnification or otherwise.
          “Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time).
          “Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.7(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.
          “Pledged Debt” shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.
          “Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.
          “Pledged LLC Interests” shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.
          “Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.
          “Pledged Stock” shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.
          “Pledged Trust Interests” shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.
          “Proceeds” shall mean: (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.
          “Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.
          “Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.
          “Record” shall have the meaning specified in Article 9 of the UCC.
          “Secured Obligations” shall have the meaning assigned in Section 3.1.
          “Secured Parties” shall mean the Agents, Lenders, the Swap Counterparty, the Lender Counterparties, and financial institutions who hold obligations consisting of Specified Secured Hedge Indebtedness, such parties, the “Specified Hedge Counterparties”, and shall include, without limitation, all former Agents, Lenders, the Swap Counterparties, Lender Counterparties and Specified Hedge Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders, Swap Counterparties, Lender Counterparties or Specified Hedge Counterparties and such Obligations have not been paid or satisfied in full.
          “Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.
          “Securities Accounts” (i) shall mean all “securities accounts” as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading “Securities Accounts” (as such schedule may be amended or supplemented from time to time).
          “Specified Hedge Counterparties” shall have the meaning specified in the definition of Secured Parties.
          “Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.
          “Swap Counterparty” shall mean J. Aron & Company.
          “Tax Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.
          “Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).
          “Trademarks” shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).
          “Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.
          “United States” shall mean the United States of America.
     1.2 Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.
SECTION 2. GRANT OF SECURITY.
     2.1 Continuing Grant of Security. Notwithstanding the amendment and restatement of the Existing Credit Agreement, each Existing Grantor hereby confirms that the Existing Security Agreement and all Collateral (as defined in the Existing Security Agreement) encumbered thereby will continue to secure to the fullest extent permitted under applicable laws the payment and performance of its Secured Obligations whether now or hereafter existing under or in respect of the Credit Agreement. The parties also hereby amend and restate the grant of security interest in its entirety as set forth in Section 2.2 below.
     2.2 Grant of Security. Each Grantor hereby grants to the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which, except as provided in Section 2.3, being hereinafter collectively referred to as the “Collateral”):
          (a) Accounts;
          (b) Chattel Paper;
          (c) Documents;
          (d) General Intangibles;
          (e) Goods;
          (f) Instruments;
          (g) Insurance;
          (h) Intellectual Property;
          (i) Investment Related Property;
          (j) Letter of Credit Rights;
          (k) Money;
          (l) Receivables and Receivable Records;
          (m) Commercial Tort Claims;
          (n) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and
          (o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

     2.3 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.2 hereof attach to (a) any Intellectual Property, lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such Lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above; or (b) in any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation or (c) with respect to perfection only, any item of personal property as to which the Collateral Agent shall determine in its reasonable discretion after consultation with the Company that the costs of perfecting a security interest in such item are excessive in relation to the value of such security being perfected thereby.
SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.
     3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations with respect to every Grantor (the “Secured Obligations”).
     3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.
     4.1 Generally.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Effective Date and on each Credit Date, that:
          (i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will, except as permitted by the Credit Agreement, continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens;
          (ii) it has indicated on Schedule 4.1(A) (as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor and (y) its organizational identification number, if any;
          (iii) the full legal name of such Grantor is as set forth on Schedule 4.1(A) (as such schedule may be amended or supplemented from time to time) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);
          (iv) except as provided on Schedule 4.1(C) (as such schedule may be amended or supplemented from time to time), it has not changed its name, jurisdiction of organization (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;
          (v) except in connection with Permitted Liens, it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated;
          (vi) (u) upon the filing of all UCC financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4.1(E) hereof (as such schedule may be amended or supplemented from time to time), (v) upon delivery of all Instruments, Chattel Paper and certificated Pledged Equity Interests and Pledged Debt, (w) upon sufficient identification of Commercial Tort Claims, (x) upon execution of a control agreement establishing the Collateral Agent’s “control” (within the meaning of Section 8-106, 9-106 or 9-104 of the UCC, as applicable) with respect to any Investment Account (other than Exempt Deposit Accounts or Exempt Securities Accounts), (y) upon consent of the issuer with respect to Letter of Credit Rights, and (z) to the extent not subject to Article 9 of the UCC, upon recordation of the security interests in registered or applied for Grantor Intellectual Property (other than any foreign Intellectual Property, to the extent such foreign Intellectual Property cannot be perfected in the United States) in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder constitute valid and perfected (it being understood and agreed that the Exempt Deposit Accounts and Exempt Securities Accounts will not be perfected by execution of a control agreement) first priority Liens (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral;
          (vii) all material actions and consents, including all material filings, notices, registrations and recordings necessary for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;
          (viii) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens;
          (ix) except as could not result in a Material Adverse Effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body that has not been made or obtained is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vii) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;
          (x) none of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC);
          (xi) it does not own any “as extracted collateral” (as defined in the UCC) or any timber to be cut; and
          (xii) such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor’s name on Schedule 4.1(A) (as such schedule may be amended or supplemented from time to time) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 4.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that until the payment in full of all Obligations (other than unmatured contingent obligations), the cancellation or termination of all Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness and the cancellation or expiration of all outstanding Letters of Credit:

          (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and, except where the failure to do so could not be reasonably expected to have a Material Adverse Effect, such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;
          (ii) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or, except where the failure to do so could not be reasonably expected to have a Material Adverse Effect, any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;
          (iii) it shall not change such Grantor’s name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise) sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall, promptly after such change, and in no event later than 15 days after such change (a) notify the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) take all actions necessary to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby; and
          (iv) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as otherwise permitted in accordance with the Credit Agreement.
4.2 Equipment and Inventory.
          (a) Representations and Warranties. Each Grantor represents and warrants, on the Effective Date and on each Credit Date, that:
          (i) to the best knowledge of such Grantor, all of the Equipment and Inventory included in the Collateral with a book value in excess of $5,000,000 is kept for the past four (4) years only at the locations specified in Schedule 4.2 (as such schedule may be amended or supplemented from time to time); and
          (ii) except as set forth in Schedule 4.2 (as such schedule may be amended or supplemented from time to time), none of the Inventory or Equipment with a book value in excess of $5,000,000 is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman.
          (b) Covenants and Agreements. Each Grantor covenants and agrees that until payment in full of all Obligations (other than unmatured contingent obligations), the cancellation or termination of all Commitments, the expiration or termination of the Swap

Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness and the cancellation or expiration of all outstanding Letters of Credit:
          (i) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory with a book value in excess of $5,000,000 in the locations specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless it shall have taken all actions, if any, necessary to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;
          (ii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent;
          (iii) if any Equipment or Inventory in the amount in excess of $5,000,000 is in possession or control of any third party, each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent’s security interest and shall use its commercially reasonable efforts to obtain an acknowledgment from the third party that it is holding such Equipment and Inventory for the benefit of the Collateral Agent; and
          (iv) with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Agent, (A) provide information with respect to any such Equipment in excess of $1,000,000 individually or $5,000,000 in the aggregate, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.
     4.3 Receivables.
          (a) Representations and Warranties. Each Grantor represents and warrants, on the Effective Date and on each Credit Date, that:
          (i) to its knowledge, each Receivable owing by any single Account Debtor with value in excess of $5,000,000 (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) is and will be enforceable in accordance with its terms, (c) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and (d) is and will be in compliance with all applicable laws, whether federal, state, local or foreign;

          (ii) none of the Account Debtors in respect of any Receivable in excess of $1,000,000 individually or $5,000,000 in the aggregate is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign. No Receivable in excess of $1,000,000 individually or $5,000,000 in the aggregate requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained; and
          (iii) no Receivable in excess of $1,000,000 individually or $5,000,000 in the aggregate is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 4.3(c).
          (b) Covenants and Agreements: Each Grantor covenants and agrees that until payment in full of all Obligations (other than unmatured contingent obligations), the cancellation or termination of all Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness and the cancellation or expiration of all outstanding Letters of Credit:
          (i) it shall perform in all material respects all of its obligations with respect to the Receivables, except as could not reasonably be expected to have Material Adverse Effect;
          (ii) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof and, except as otherwise provided in subsection (v) below, following an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;
          (iii) except as otherwise provided in this subsection, each Grantor shall during the continuance of an Event of Default take such action as such Grantor or the Collateral Agent may deem reasonably necessary to exercise all material rights it may have under Receivables. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time during the continuance of an Event of Default to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in the Collateral Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and, subject to paragraph (i) above, such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and
          (iv) it shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.
          (c) Delivery and Control of Receivables. With respect to any Receivables in excess of $1,000,000 individually or $5,000,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) Business Days of such Grantor acquiring rights therein. With respect to any Receivables in excess of $1,000,000 individually or $5,000,000 in the aggregate which would constitute “electronic chattel paper” under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon request of the Collateral Agent during the continuance of an Event of Default.
     4.4 Investment Related Property.
          4.4.1 Investment Related Property Generally
          (a) Covenants and Agreements. Each Grantor covenants and agrees that until payment in full of all Obligations (other than unmatured contingent obligations), the cancellation or termination of all Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness and the cancellation or expiration of all outstanding Letters of Credit:
          (i) in the event it acquires rights in any Investment Related Property, with a value in excess of $1,000,000 (except with respect to Pledged Equity Interests) after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;
          (ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall within ten (10) Business Days take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all cash dividends and distributions and all payments of interest and principal; and
          (iii) each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Collateral Agent.
          (b) Delivery and Control.
          (i) Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights and which is included in the Collateral it shall comply with the provisions of this Section 4.4.1(b) on or before the Credit Date and with respect to any Investment Related Property hereafter acquired by such Grantor and which is included in the Collateral, it shall comply with the provisions of this Section 4.4.1(b) within (10) Business Days upon acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent. With respect to any Investment Related Property that is represented by a certificate or that is an “instrument” with the value in excess of $1,000,000 (other than any Investment Related Property credited to a Securities Account) and which is included in the Collateral, it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC. With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC (other than any “uncertificated securities” credited to a Securities Account) and which is included in the Collateral, it shall cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such uncertificated security (such instructions only to be given upon an Event of Default that is continuing in accordance with Section 7 hereof) without further consent by such Grantor.
          (c) Voting and Distributions.

          (i) So long as no Event of Default shall have occurred and be continuing:
(1)	except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the First Lien Credit Documents, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the First Lien Credit Documents;

(2)	the Collateral Agent, at Grantor’s expense, shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor with respect to Collateral registered in the name of the Collateral Agent to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above and receive and retain dividends and other payments to the extent which it is entitled pursuant to Section 4.41(a)(ii) above; and

(3)	Upon the occurrence and during the continuation of an Event of Default:
(A)	all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B)	in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.
          4.4.2 Pledged Equity Interests
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Effective Date and on each Credit Date, that:
          (i) Schedule 4.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

          (ii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens;
          (iii) without limiting the generality of Section 4.1(a)(v), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;
          (iv) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and
          (v) except as otherwise set forth on Schedule 4.4(C), none of the Pledged LLC Interests and Pledged Partnership Interests are or represent interests in issuers that have opted to be treated as securities under the uniform commercial code of any jurisdiction.
          (b) Covenants and Agreements. Each Grantor covenants and agrees that until payment in full of all Obligations (other than unmatured contingent obligations), the cancellation or termination of all Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness and the cancellation or expiration of all outstanding Letters of Credit:
          (i) unless otherwise permitted under the Credit Agreement or without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that would reasonably be expected to cause a Material Adverse Effect or materially adversely affects the validity, perfection or priority of the Collateral Agent’s security interest in any Investment Related Property, (b) permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (c) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (d) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC, unless such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof;
          (ii) Except as otherwise permitted under the First Lien Credit Documents, without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest included in the Collateral to merge or consolidate unless the covenants of the First Lien Credit Documents are complied with; and
          (iii) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents following an Event of Default that is continuing to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.
          4.4.3 Pledged Debt
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Effective Date and each Credit Date, that Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by any Grantor and included in the Collateral; to its knowledge, all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness; and
          (b) Covenants and Agreements. Each Grantor covenants and agrees that until payment in full of all Obligations (other than unmatured contingent obligations), the cancellation or termination of all Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness and the cancellation or expiration of all outstanding Letters of Credit, it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.
          4.4.4 Investment Accounts
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Effective Date and immediately after the payment in full of all obligations outstanding under the Existing Credit Agreement, and on each Credit Date, that:
          (i) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Securities Accounts” and “Commodities Accounts”, respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest and that is included in the Collateral. Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;
          (ii) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest and that is included in the Collateral. Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having either sole dominion and control (within the meaning of common law) or “control” (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

          (iii) Each Grantor has taken all actions necessary, including those specified in Section 4.4.4(c), to: (a) establish Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts (other than Exempt Securities Accounts), Securities Entitlements or Commodities Accounts (each as defined in the UCC) (other than the Exempt Securities Accounts); (b) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts (other than the Exempt Deposit Accounts); and (c) deliver all Instruments to the Collateral Agent.
          (b) Covenant and Agreement. Each Grantor covenants and agrees that until payment in full of all Obligations (other than unmatured contingent obligations), the cancellation or termination of all Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness and the cancellation or expiration of all outstanding Letters of Credit, it shall not permit any Investment Account with assets in excess of $1,000,000 to exist unless a control agreement with respect to any such Investment Account has been entered into, or in the case of any Investment Account that exists on the date hereof, has been entered into within 30 days of the date hereof, by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.4.4(c).
          (c) Delivery and Control
          (i) With respect to any Investment Related Property consisting of Securities Accounts (other than Exempt Securities Accounts) or Securities Entitlements with balance in excess of $1,000,000 individually and $5,000,000 in the aggregate, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into, within 30 days after the opening of such Securities Account, an agreement substantially in the form of Exhibit C hereto pursuant to which it shall agree to comply with the Collateral Agent’s “entitlement orders” without further consent by such Grantor. With respect to any Investment Related Property that is a “Deposit Account,” (other than the Exempt Deposit Accounts) it shall cause the depositary institution maintaining such account to enter into, within 30 days after the opening of such Deposit Account, an agreement substantially in the form of Exhibit D hereto or otherwise reasonably satisfactory to the Collateral Agent, pursuant to which the Collateral Agent shall have both sole dominion and control over such Deposit Account (within the meaning of the common law) and “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account. Each Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts (other than Exempt Securities Accounts), Securities Entitlements or Deposit Accounts (other than the Exempt Deposit Accounts) that exist on the Credit Date, as of or prior to the Credit Date and (ii) any Securities Accounts (other than Exempt Securities Accounts), Securities Entitlements or Deposit Accounts (other than the Exempt Deposit Accounts) that are created or acquired after the Credit Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts.
          In addition to the foregoing, if any issuer of any Investment Related Property, with a value in excess of $1,000,000 individually and $5,000,000 in the aggregate, is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.
4.5 Material Contracts.
Covenants and Agreements. Each Grantor covenants and agrees that until payment in full of all Obligations (other than unmatured contingent obligations), the cancellation or termination of all Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness and the cancellation or expiration of all outstanding Letters of Credit:
          (i) in addition to any rights under the Section of this Agreement relating to Receivables, the Collateral Agent may at any time during the continuance of an Event of Default notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Collateral Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Collateral Agent; and
          (ii) each Grantor shall, within thirty (30) days after entering into any Non-Assignable Contract that is a Material Contract after the Effective Date, request in writing the consent of the counterparty or counterparties to such Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to Secured Party and use its best efforts to obtain such consent as soon as practicable thereafter.
4.6 Letter of Credit Rights.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Effective Date and on each Credit Date, that:
          (i) all material letters of credit to which such Grantor has rights is listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto; and
          (ii) it has obtained the consent of each issuer of any letter of credit in excess of $1,000,000 in the aggregate to the assignment of the proceeds of the letter of credit to the Collateral Agent in accordance with Section 4.6(b); provided, however, that with respect to any letters of credit in existence on the Effective Date, such consent shall be obtained within 30 days following the Effective Date.

          (b) Covenants and Agreements. Each Grantor covenants and agrees that until payment in full of all Obligations (other than unmatured contingent obligations), the cancellation or termination of all Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness and the cancellation or expiration of all outstanding Letters of Credit, with respect to any letter of credit in excess of $1,000,000 in the aggregate hereafter arising, it shall use commercially reasonable efforts to obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.
     4.7 Intellectual Property.
          (a) Representations and Warranties. Except as disclosed in Schedule 4.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Effective Date and on each Credit Date, that:
          (i) Schedule 4.7 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses material to the business of such Grantor;
          (ii) it is the sole and exclusive owner of the entire right, title, and interest in or is a licensee to all Intellectual Property listed on Schedule 4.7 (as such schedule may be amended or supplemented from time to time) (“Grantor Intellectual Property”), and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth on Schedule 4.7(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);
          (iii) all Grantor Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part except as could not reasonably be expected to have Material Adverse Effect, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Grantor Intellectual Property in full force and effect as reasonably necessary for the conduct of the business and except as could not reasonably be expected to have a Material Adverse Effect;
          (iv) no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor’s right to register, or such Grantor’s rights to own or use, any Grantor Intellectual Property except as could not reasonably be expected to have a Material Adverse Effect and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;
          (v) all registrations and applications for Grantor Intellectual Property are standing in the name of a Grantor, and none of the Grantor Intellectual Property has been licensed by any Grantor to any Affiliate or third party, except as disclosed in Schedule 4.7(B), (D), (F), or (G) (as each may be amended or supplemented from time to time);

          (vi) the conduct of each Grantor’s business does not infringe upon or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right owned or controlled by a third party except as could not reasonably be expected to have a Material Adverse Effect; to Grantor’s knowledge, no claim has been made that the use of any Intellectual Property owned, licensed or used by Grantor violates the asserted rights of any third party except as could not reasonably be expected to have a Material Adverse Effect;
          (vii) to the best of each Grantor’s knowledge, no third party is infringing upon or otherwise violating any rights in any Intellectual Property owned or used by such Grantor in any respect that could reasonably be expected to have a Material Adverse Effect;
          (viii) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by Grantor or to which Grantor is bound that adversely affect Grantor’s rights to own or use any Grantor Intellectual Property except as could not reasonably be expected to have a Material Adverse Effect; and
          (ix) except in connection with Permitted Liens or as otherwise permitted under the First Lien Credit Documents, each Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale, transfer or agreement of any Grantor Intellectual Property that has not been terminated or released. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Grantor Intellectual Property, other than in favor of the Collateral Agent or Permitted Liens.
          (b) Covenants and Agreements. Each Grantor covenants and agrees that until payment in full of all Obligations (other than unmatured contingent obligations), the cancellation or termination of all Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness and the cancellation or expiration of all outstanding Letters of Credit:
          (i) it shall not do any act or omit to do any act whereby any of the Grantor Intellectual Property which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein except to the extent a particular item of Intellectual Property is no longer material or necessary to the business of such Grantor or that the same could not reasonably be expected to have a Material Adverse Effect;
          (ii) it shall, within a reasonable time from the creation or acquisition of any Copyrightable work the registration of which is material to the business of Grantor, apply to register the Copyright in the United States Copyright Office where warranted in the Grantor’s reasonable business judgment, except where the failure to do the same could not reasonably be expected to have a Material Adverse Effect;
          (iii) it shall (within a reasonable time after any Grantor obtains knowledge thereof) notify the Collateral Agent if it knows that any item of the Grantor Intellectual Property that is material to the business of any Grantor has become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any material adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any court;
          (iv) it shall, where warranted in Grantor’s reasonable business judgment, take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office or any state registry to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to its business which is now or shall become included in the Grantor Intellectual Property including, but not limited to, those items on Schedule 4.7(A), (C) and (E) (as each may be amended or supplemented from time to time);
          (v) it shall (within a reasonable time after any Grantor obtains knowledge thereof) report to the Collateral Agent (i) the filing of any application to register any material Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any material Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;
          (vi) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent’s interest in any part of the Grantor Intellectual Property, whether now owned or hereafter acquired; and
          (vii) after the occurrence and during the continuance of an Event of Default, it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Grantor Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and, at the Collateral Agent’s reasonable direction, shall take) such action as such Grantor or, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.
4.8 Commercial Tort Claims
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Effective Date and on each Credit Date, that Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor in excess of $1,000,000 individually or $5,000,000 in the aggregate; and
          (b) Covenants and Agreements. Each Grantor covenants and agrees that until payment in full of all Obligations (other than unmatured contingent obligations), the cancellation or termination of all Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness and the cancellation or expiration of all outstanding Letters of Credit, with respect to any

Commercial Tort Claim in excess of $1,000,000 individually or $5,000,000 in the aggregate hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.
SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.
     5.1 Access; Right of Inspection. The Collateral Agent shall at all reasonable times with reasonable notice have full and free access during normal business hours and without unreasonable interruption of business to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall at all reasonable times with reasonable notice also have the right during normal business hours and without unreasonable interruption of business to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.
     5.2 Further Assurances.
          (a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary and that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:
          (i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary and as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;
          (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Grantor Intellectual Property with any intellectual property registry in the United States in which said Grantor Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State;
          (iii) at any reasonable time, upon request by the Collateral Agent, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and
          (iv) at the Collateral Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral.

          (b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.
          (c) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 4.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Grantor Intellectual Property or any Grantor Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.
     5.3 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Counterpart Agreement. Upon delivery of any such counterpart agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.
SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.
     6.1 Power of Attorney. Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:
          (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;
          (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;
          (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;
          (e) to prepare and file any UCC financing statements against such Grantor as debtor;
          (f) to prepare, sign, and file for recordation in any United States intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Grantor Intellectual Property in the name of such Grantor as debtor;
          (g) upon the occurrence and during the continuance of an Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and
          (h) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
     6.2 No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
SECTION 7. REMEDIES.
     7.1 Generally.
          (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may, subject to the terms of and in the manner contemplated by the Intercreditor Agreement, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:
          (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;
          (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;
          (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and
          (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.
          (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, provided this section shall not restrict the operation of Section 9-615(f) of the UCC. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.
          (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
          (d) The Collateral Agent shall have no obligation to marshal any of the Collateral.
     7.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, and subject to the terms of the Intercreditor Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Secured Parties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
     7.3 Sales on Credit. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.
     7.4 Deposit Accounts.
     If any Event of Default shall have occurred and be continuing, the Collateral Agent may apply the balance from any Deposit Account (other than the Exempt Deposit Accounts) or instruct the bank at which any Deposit Account (other than the Exempt Deposit Accounts) is maintained to pay the balance of any Deposit Account (other than the Exempt Deposit Accounts) to or for the benefit of the Collateral Agent.
     7.5 Investment Related Property.
     Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
     7.6 Intellectual Property.
          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:
          (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Grantor Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably required by the Collateral Agent in aid of such enforcement and such Grantor shall, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 11 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Grantor Intellectual Property as provided in this Section, each Grantor agrees to use commercially reasonable measures to the extent necessary, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor’s rights in any Grantor Intellectual Property that is material to its business by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;

          (ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to the Grantor Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;
          (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Grantor Intellectual Property; and
          (iv) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Grantor Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;
(1)	all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

(2)	Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.
            (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Grantor Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.
            (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 after an Event of Default and at such time as the Collateral

Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.
     7.7 Cash Proceeds. In addition to the rights of the Collateral Agent specified in Section 4.3 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other non-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 4.4(a)(ii), be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise): (i) if no Event of Default shall have occurred and be continuing, shall be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.
SECTION 8. COLLATERAL AGENT.
     The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders, the Swap Counterparty and each Specified Hedge Counterparty, if any, and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the other First Lien Credit Documents. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to Lenders and the Grantors, and Collateral Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Grantors and Collateral Agent signed by the Company and the Required First Lien Creditors. Upon any such notice of resignation or any such removal, Required First Lien Creditors shall have the right, upon five (5) Business Days’ notice to the Administrative Agent, to appoint a successor Collateral Agent with the consent of the Company (not to be unreasonably withheld) (provided that no such consent would be required during the continuance of any Event of Default). Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent’s resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.
SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; RELEASES.
     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness, and the cancellation or expiration of all outstanding Letters of Credit, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Each of the parties hereto agrees that this Agreement as amended as of the date hereof supersedes the Agreement as executed on June 24, 2005. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments, the expiration or termination of the Swap Agreement, all Hedge Agreements and all agreements for Specified Secured Hedge Indebtedness, and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property including Capital Stock of a Grantor permitted by the First Lien Credit Documents, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor, or such Grantor shall be automatically released, as the case may be, in each case, with no further action on the part of any Person. The Collateral Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.
SECTION 10. RIGHTS UNDER HEDGE AGREEMENTS; RIGHTS OF HOLDERS OF SPECIFIED SECURED HEDGE INDEBTEDNESS.
     Neither this Agreement, nor any other Credit Document nor any Hedge Agreement will create (or be deemed to create) in favor of any Lender Counterparty that is a party thereto or any Specified Hedge Counterparty any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Credit Documents except as expressly provided in Section 9 of this Agreement.

SECTION 11. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.
     The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.
SECTION 12. MISCELLANEOUS.
     Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other First Lien Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other First Lien Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and permitted assigns. Except as permitted under the First Lien Credit Documents, no Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement and the Swap Agreement, assign any right, duty or obligation hereunder. This Agreement and the other First Lien Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the First Lien Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS THAT WOULD REQUIRE APPLICATION OF LAWS OF ANOTHER STATE.

     IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COFFEYVILLE RESOURCES, LLC
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

CL JV HOLDINGS, LLC
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

COFFEYVILLE PIPELINE, INC.
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

COFFEYVILLE REFINING AND MARKETING, INC.
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

COFFEYVILLE NITROGEN FERTILIZERS, INC.
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

COFFEYVILLE CRUDE TRANSPORTATION, INC.
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

COFFEYVILLE TERMINAL, INC.
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

COFFEYVILLE RESOURCES PIPELINE, LLC
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

COFFEYVILLE RESOURCES REFINING AND MARKETING, LLC
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

COFFEYVILLE RESOURCES TERMINAL, LLC
By:	/s/ James T. Rens
	Name:	James T. Rens
	Title:	Chief Financial Officer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as the Collateral Agent
By:	/s/ Thomas R. Cantello
	Name:	Thomas R. Cantello
	Title:	Vice President

By:	/s/ Denise Alvarez
	Name:	Denise Alvarez
	Title:	Associate

SCHEDULE 4.1
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
GENERAL INFORMATION
(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Chief Executive
Office/Sole Place of
Business (or
Full Legal	Type of	Jurisdiction of	Residence if Grantor
Name	Organization	Organization	is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement

(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction(s)

SCHEDULE 4.1.1

SCHEDULE 4.2
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

Name of Grantor	Location of Equipment and Inventory

SCHEDULE 4.2-1

SCHEDULE 4.4
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
INVESTMENT RELATED PROPERTY
     (A) Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	% of Outstanding Stock of the Stock Issuer
Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of the Limited Liability Company
     Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of the Partnership
Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Trust Interests of the Trust
SCHEDULE 4.4-1

     Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date
Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name
Commodities Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name
     Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name
     (B)

Name of Grantor	Date of Acquisition	Description of Acquisition
     (C)

Name of Grantor	Name of Issuer of Pledged LLC Interest/Pledged Partnership Interest
SCHEDULE 4.4-2

SCHEDULE 4.6
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

Name of Grantor	Description of Letters of Credit

SCHEDULE 4.6-1

SCHEDULE 4.7
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
INTELLECTUAL PROPERTY
(A)	Copyrights

(B)	Copyright Licenses

(C)	Patents

(D)	Patent Licenses

(E)	Trademarks

(F)	Trademark Licenses

(G)	Trade Secret Licenses

(H)	Intellectual Property Exceptions

SCHEDULE 4.7-1

SCHEDULE 4.8
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

Name of Grantor	Commercial Tort Claims

SCHEDULE 4.8-1

EXHIBIT A
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
PLEDGE SUPPLEMENT
     This PLEDGE SUPPLEMENT, dated ___/___/20___, is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Amended and Restated First Lien Pledge Security Agreement, dated as of December [___], 2006 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among COFFEYVILLE RESOURCES, LLC, the other Grantors named therein, and [FIRST LIEN COLLATERAL AGENT], as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.
     Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.
     IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of ___/___/20___.

[NAME OF GRANTOR]

By:

Name:
Title:

EXHIBIT A-1

SUPPLEMENT TO SCHEDULE 4.1
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
Additional Information:
(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Chief Executive
Office/Sole Place of
Business (or
		Jurisdiction of	Residence if Grantor
Full Legal Name	Type of Organization	Organization	is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement

(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction(s)

EXHIBIT A-2

SUPPLEMENT TO SCHEDULE 4.2
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
     Additional Information:

Name of Grantor	Location of Equipment and Inventory

EXHIBIT A-3

SUPPLEMENT TO SCHEDULE 4.4
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
Additional Information:
(A)
Pledged Stock:
Pledged Partnership Interests:
Pledged LLC Interests:
Pledged Trust Interests:
Pledged Debt:
Securities Account:
Commodities Accounts:
Deposit Accounts:
(B)

Name of Grantor	Date of Acquisition	Description of Acquisition

(C)

Name of Issuer of Pledged LLC
Name of Grantor	Interest/Pledged Partnership Interest

EXHIBIT A-4

SUPPLEMENT TO SCHEDULE 4.5
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Description of Material Contract

EXHIBIT A-5

SUPPLEMENT TO SCHEDULE 4.6
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Description of Letters of Credit

EXHIBIT A-6

SUPPLEMENT TO SCHEDULE 4.7
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
Additional Information:
(A)	Copyrights

(B)	Copyright Licenses

(C)	Patents

(D)	Patent Licenses

(E)	Trademarks

(F)	Trademark Licenses

(G)	Trade Secret Licenses

(H)	Intellectual Property Exceptions

EXHIBIT A-7

SUPPLEMENT TO SCHEDULE 4.8
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
     Additional Information:

Name of Grantor	Commercial Tort Claims

EXHIBIT A-8

EXHIBIT B
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
UNCERTIFICATED SECURITIES CONTROL AGREEMENT
     This Uncertificated Securities Control Agreement dated as of                     , 200___ (this “Agreement”), among                      (the “Pledgor”), [FIRST LIEN COLLATERAL AGENT], in its capacity as collateral agent for the First Lien Claimholders (as defined in the Intercreditor Agreement referenced below, including its successors and assigns from time to time, the “First Lien Collateral Agent”), and [SECOND LIEN COLLATERAL AGENT] in its capacity as Collateral Agent for the Second Lien Claimholders (as defined in the Intercreditor Agreement referenced below, including its successors and assigns from time to time, the “Second Lien Collateral Agent”, and together with the First Lien Collateral Agent, the “Collateral Agents”), and                     , a                      corporation (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned in the Intercreditor Agreement dated December [___], 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among COFFEYVILLE RESOURCES, LLC (“Borrower”), J. Aron & Company, including its successors and assigns from time to time (“J. Aron”), and the Collateral Agents. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
     Section 1. Priority of Lien. Pursuant to that certain Amended and Restated First Lien Pledge and Security Agreement dated as of December [___], 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”), among the Pledgor, the other grantors party thereto and the First Lien Collateral Agent, and that certain Second Lien Pledge and Security Agreement dated as of June 24, 2005, and amended as of July 8, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”; and together with the First Lien Security Agreement, the “Security Agreements”), among the Pledgor, the other grantors party thereto and the Second Lien Collateral Agent, the Pledgor has granted a security interest in all of the Pledgor’s rights in the Pledged Shares referred to in Section 2 below to each of the First Lien Collateral Agent and the Second Lien Collateral Agent, respectively. The First Lien Collateral Agent and Second Lien Collateral Agent, the Pledgor and the Issuer are entering into this Agreement to perfect each of the First Lien Collateral Agent, and the Second Lien Collateral Agent’s security interest in such Pledged Shares. As between the First Lien Collateral Agent and the Second Lien Collateral Agent, the First Lien Collateral Agent shall have a first priority security interest in such Pledged Shares and the Second Lien Collateral Agent shall have a second priority security interest in such Pledged Shares in accordance with the Intercreditor Agreement. The Issuer hereby acknowledges that it has received notice of the security interests of the First Lien Collateral Agent and the Second Lien Collateral Agent in such Pledged Shares and hereby acknowledges and consents to such liens.
     Section 2. Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of                      [shares][membership interests][partnership interests][other equivalents of capital stock of a corporation] of [capital stock of] the Issuer (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agents.

EXHIBIT B-1

     Section 3. Instructions. If at any time the Issuer shall receive instructions originated by the First Lien Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person. If at any time the Issuer shall receive instructions originated by the Second Lien Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person; provided that, prior to receipt by the Issuer of a Notice of Termination of First Lien Obligations in the form of Exhibit A attached hereto (“Notice of Termination of First Lien Obligations”), in the event the Issuer receives conflicting instructions from the Collateral Agents, the Second Lien Collateral Agent hereby instructs the Issuer to comply with the instructions of the First Lien Collateral Agent; and provided further that the Second Lien Collateral Agent shall not give any such instructions other than in accordance with Section 3 of the Intercreditor Agreement. If the Pledgor is otherwise entitled to issue instructions and such instructions conflict with any instructions issued by the First Lien Collateral Agent or the Second Lien Collateral Agent (either with the consent of the First Lien Collateral Agent or following the receipt by Issuer or a Notice of Termination of First Lien Obligations), if applicable, the Issuer shall follow the instructions issued by the applicable Collateral Agent.
     Section 4. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Collateral Agents:
     (a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person.
     (b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agents purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 3 hereof.
     (c) Except for the security interests of the Collateral Agents and of the Pledgor in the Pledged Shares, the Issuer does not know of any security interest in the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agents and the Pledgor thereof.
     (d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.
     Section 5. Choice of Law. This Agreement shall be governed by the laws of the State of New York.
     Section 6. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.
     Section 7. Voting Rights. Until such time as the Collateral Agents shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.
     Section 8. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and

EXHIBIT B-2

assigns. Each Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.
     Section 9. Indemnification of Issuer. The Pledgor and the Collateral Agents hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.
     Section 10. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[INSERT ADDRESS]
Attention:
Telecopier:

First Lien Collateral Agent:	[INSERT ADDRESS]
Attention:
Telecopier:

Second Lien Collateral Agent:	[INSERT ADDRESS]
Attention:
Telecopier:

Issuer:	[INSERT ADDRESS]
Attention:
Telecopier:
     Any party may change its address for notices in the manner set forth above.
     Section 11. Termination. The obligations of the Issuer to the Collateral Agents pursuant to this Control Agreement shall continue in effect until the security interests of both Collateral Agents in the Pledged Shares have been terminated pursuant to the terms of the Security Agreements and each Collateral Agent has notified the Issuer of such termination in writing. Each Collateral Agent agrees to provide a Notice of Termination in substantially the form of Exhibit B hereto to the Issuer upon the request of the Pledgor on or after the termination of such Collateral Agent’s security interest in the Pledged Shares pursuant to the terms of the applicable Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

EXHIBIT B-3

     Section 12. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
     IN WITNESS WHEREOF, the parties hereto have caused this Uncertificated Securities Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[NAME OF PLEDGOR]

By:

Name:
Title:

[FIRST LIEN COLLATERAL AGENT]. as First Lien Collateral Agent

By:

Name:
Title:

[SECOND LIEN COLLATERAL AGENT]. as Second Lien Collateral Agent

By:

Name:
Title

[NAME OF ISSUER]

By:

Name:
Title:

EXHIBIT B-4

EXHIBIT A
TO UNCERTIFICATED SECURITIES CONTROL AGREEMENT
[Letterhead of First Lien Collateral Agent]
NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS
[Name of Financial Institution]
[Address]
[Name of Second Lien Collateral Agent]
[Address]
Attention:

Re:	Uncertificated Securities Control Agreement dated as of _______, 200_ (as amended, restated, supplemented or otherwise modified from time to time, the “Control Agreement”) by and among [NAME OF PLEDGOR], [NAME OF FIRST LIEN COLLATERAL AGENT], as First Lien Collateral Agent (in such capacity, the “First Lien Collateral Agent”), [NAME OF SECOND LIEN COLLATERAL AGENT], as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”) and [NAME OF FINANCIAL INSTITUTION] re: Pledged Shares issued by [NAME OF ISSUER].
Ladies and Gentlemen:
     You are hereby notified that there has been a Discharge of First Lien Obligations.
     Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.

Sincerely, [NAME OF FIRST LIEN COLLATERAL AGENT] as First Lien Collateral Agent
By:
Name:
Title:

Cc: [PLEDGOR]

EXHIBIT B-A-1

EXHIBIT B
TO UNCERTIFICATED SECURITIES CONTROL AGREEMENT
[Letterhead of First/Second Lien Collateral Agent]
[Date]
[Name and Address of Issuer]
Attention:
Re: Termination of Control Agreement
     You are hereby notified that the Uncertificated Securities Control Agreement between you, [the Pledgor] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from [the Pledgor]. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [the Pledgor] pursuant to any other agreement.
     You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Pledgor].

Very truly yours,

[NAME OF FIRST/SECOND LIEN COLLATERAL AGENT]
as First/Second Lien Collateral Agent

By:
Name:
Title:

EXHIBIT B-B-1

EXHIBIT C
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
SECURITIES ACCOUNT CONTROL AGREEMENT
     This Securities Account Control Agreement dated as of                     , 200___ (this “Agreement”) among                                          (the “Debtor”), [NAME OF FIRST LIEN COLLATERAL AGENT], in its capacity as collateral agent for the First Lien Claimholders (as defined in the Intercreditor Agreement referenced below, including its successors and assigns from time to time, the “First Lien Collateral Agent”), [NAME OF SECOND LIEN COLLATERAL AGENT], in its capacity as collateral agent for the Second Lien Claimholders (as defined in the Intercreditor Agreement referenced below, including its successors and assigns from time to time, the “Second Lien Collateral Agent”, and together with the First Lien Collateral Agent, the “Collateral Agents”), and                     , in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”). Capitalized terms used but not defined herein shall have the meaning assigned in the Intercreditor Agreement dated December [___], 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among COFFEYVILLE RESOURCES, LLC (“Borrower”), J. Aron & Company, including its successors and assigns from time to time (“J. Aron”), and the Collateral Agents. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
     Section 1. Priority of Lien. Pursuant to that certain Amended and Restated First Lien Pledge and Security Agreement dated as of December [___], 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”), among the Debtor, the other grantors party thereto and the First Lien Collateral Agent, and that certain Second Lien Pledge and Security Agreement dated as of June 24, 2005, and amended as of July 8, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”; and together with the First Lien Security Agreement, the “Security Agreements”), among the Debtor, the other grantors party thereto and the Second Lien Collateral Agent, the Debtor has granted a security interest in all of the Debtor’s rights in the Securities Account referred to in Section 2 below to each of the First Lien Collateral Agent and the Second Lien Collateral Agent, respectively. The First Lien Collateral Agent and Second Lien Collateral Agent, the Debtor and the Securities Intermediary are entering into this Agreement to perfect each of the First Lien Collateral Agent, and the Second Lien Collateral Agent’s security interest in such Securities Account. As between the First Lien Collateral Agent and the Second Lien Collateral Agent, the First Lien Collateral Agent shall have a first priority security interest in such Securities Account and the Second Lien Collateral Agent shall have a second priority security interest in such Securities Account in accordance with the Intercreditor Agreement. The Securities Intermediary hereby acknowledges that it has received notice of the security interests of the First Lien Collateral Agent and the Second Lien Collateral Agent in such Securities Account and hereby acknowledges and consents to such liens.
     Section 2. Establishment of Securities Account. The Securities Intermediary hereby confirms and agrees that:

EXHIBIT C-1

     (a) The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of (i) prior to delivery of a Notice of Termination of First Lien Obligations in the form of Exhibit A attached hereto (“Notice of Termination of First Lien Obligations”), the First Lien Collateral Agent, (ii) subsequent to delivery of a Notice of Termination of First Lien Obligations, the Second Lien Collateral Agent, and (iii) prior to delivery pursuant to Section 9(a) of a Notice of Sole Control in substantially the form set forth in Exhibit B attached hereto (“Notice of Sole Control”), the Debtor;
     (b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;
     (c) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and
     (d) The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.
     Section 3. “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
     Section 4. Control of the Securities Account. If at any time the Securities Intermediary shall receive any order from the First Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. If at any time the Securities Intermediary shall receive any entitlement order from the Second Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person; provided that, prior to receipt by the Securities Intermediary of a Notice of Termination of First Lien Obligations, the Securities Intermediary shall not comply with any entitlement order issued by the Second Lien Collateral Agent without the consent of the First Lien Collateral Agent; and provided further that the Second Lien Collateral Agent shall not issue any entitlement orders other than in accordance with Section 3 of the Intercreditor Agreement. The Securities Intermediary shall comply with entitlement orders from the Debtor directing transfer or redemption of any financial asset relating to the Securities Account until such time as the Securities Intermediary has received a Notice of Sole Control delivered pursuant to Section 9(a). Until such time as the Securities Intermediary has received a Notice of Sole Control delivered under Section 9(a), the Securities Intermediary shall be entitled to distribute to the Debtor all income on the financial assets in the Securities Account. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the First Lien Collateral Agent or the Second Lien Collateral Agent (following the receipt by Financial Institution of a Notice of Termination of First Lien

EXHIBIT C-2

Obligations), the Securities Intermediary shall follow the orders issued by the applicable Collateral Agent.
     Section 5. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of the Collateral Agents. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agents (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).
     Section 6. Choice of Law. This Agreement and the Securities Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.
     Section 7. Conflict with Other Agreements.
     (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;
     (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;
     (c) The Securities Intermediary hereby confirms and agrees that:
     (i) There are no other control agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;
     (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and
     (iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or either Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 4 hereof.
     Section 8. Adverse Claims. Other than the security interests of the Collateral Agents in the Securities Account, the Securities Intermediary does not know of any security interest in the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC)

EXHIBIT C-3

credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agents and the Debtor thereof.
     Section 9. Maintenance of Securities Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 4 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:
     (a) Notice of Sole Control. If at any time the First Lien Collateral Agent or, after delivery of a Notice of Termination of First Lien Obligations, the Second Lien Collateral Agent, as the case may be, delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit B hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the appropriate Collateral Agent.
     (b) Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.
     (c) Permitted Investments. Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the applicable Collateral Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit C hereto.
     (d) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Agents at the address for each set forth in Section 13 of this Agreement.
     (e) Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.
     Section 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:
     (a) The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and
     (b) This Agreement is the valid and legally binding obligation of the Securities Intermediary.
     Section 11. Indemnification of Securities Intermediary. The Debtor and the Collateral Agents hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Agents arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s negligence and (b) the Debtor, its successors

EXHIBIT C-4

and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.
     Section 12. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Each Collateral Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.
     Section 13. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[INSERT ADDRESS]
Attention:
Telecopier:

First Lien Collateral Agent:	[INSERT ADDRESS]
Attention:
Telecopier:

Second Lien Collateral Agent:	[INSERT ADDRESS]
Attention:
Telecopier:

Securities Intermediary:	[INSERT ADDRESS]
Attention:
Telecopier:
     Any party may change its address for notices in the manner set forth above.
     Section 14. Termination. The obligations of the Securities Intermediary to the Collateral Agents pursuant to this Agreement shall continue in effect until the security interest of both Collateral Agents in the Securities Account has been terminated pursuant to the terms of the Security Agreements and the applicable Collateral Agent has notified the Securities Intermediary of such termination in writing. The applicable Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit D hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of such Collateral Agent’s security interest in the Securities Account pursuant to the terms of the applicable Security Agreement. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

EXHIBIT C-5

     Section 15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

EXHIBIT C-6

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[NAME OF DEBTOR]

By:
Name:
Title:

[NAME OF FIRST LIEN COLLATERAL AGENT] as First Lien Collateral Agent

By:
Name:
Title:

[NAME OF SECOND LIEN COLLATERAL AGENT] as Second Lien Collateral Agent

By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY] as Securities Intermediary

By:
Name:
Title:

EXHIBIT C-7

EXHIBIT A
TO SECURITIES ACCOUNT CONTROL AGREEMENT
NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS
[Name of Financial Institution]
[Address]
[NAME OF SECOND LIEN COLLATERAL AGENT]
[ADDRESS]

Re:	Securities Account Control Agreement dated as of_____, 200__ (as amended, restated, supplemented or otherwise modified from time to time, the “Control Agreement”) by and among [NAME OF DEBTOR] (the “Company”), [NAME OF FIRST LIEN COLLATERAL AGENT], as First Lien Collateral Agent (in such capacity, the “First Lien Collateral Agent”), [NAME OF SECOND LIEN COLLATERAL AGENT], as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”) and [NAME OF FINANCIAL INSTITUTION] re securities account number and all financial assets credited thereto (the “Account”).
Ladies and Gentlemen:
     You are hereby notified that there has been a Discharge of First Lien Obligations. You are hereby instructed that you may comply with entitlement orders originated by the Second Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Account without our consent, the consent of the Company or the consent of any other person.
     Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.

Sincerely,

[NAME OF FIRST LIEN COLLATERAL AGENT] as First Lien Collateral Agent
By:
Name:
Title:

Cc: [Debtor]

EXHIBIT C-A-1

EXHIBIT B
TO SECURITIES ACCOUNT CONTROL AGREEMENT
[Letterhead of First/Second Lien Collateral Agent]
[Date]
[Name and Address of Securities Intermediary]
Attention:
Re: Notice of Sole Control
Ladies and Gentlemen:
     As referenced in the Securities Account Control Agreement dated as of ___, 200___ among [NAME OF THE DEBTOR], you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number                      (the “Securities Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.
     You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

[NAME OF FIRST/SECOND LIEN COLLATERAL AGENT] as First/Second Lien Collateral Agent

By:
Name:
Title:
cc: [NAME OF THE DEBTOR]

EXHIBIT C-B-1

EXHIBIT C
TO SECURITIES ACCOUNT CONTROL AGREEMENT
Permitted Investments
[TO COME]

EXHIBIT C-C-1

EXHIBIT D
TO SECURITIES ACCOUNT CONTROL AGREEMENT
[Letterhead of First/Second Lien Collateral Agent]
[Date]
[Name and Address of Securities Intermediary]
Attention:
Re: Termination of Securities Account Control Agreement
     You are hereby notified that the Securities Account Control Agreement dated as of ___, 200___ among you, [NAME OF THE DEBTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s)       from [NAME OF THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE DEBTOR] pursuant to any other agreement.
     You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

[NAME OF FIRST/SECOND LIEN COLLATERAL AGENT] as First/Second Lien Collateral Agent

By:
Name:
Title:

EXHIBIT C-D-1

EXHIBIT D
TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
DEPOSIT ACCOUNT CONTROL AGREEMENT
     This Deposit Account Control Agreement dated as of                     , 200___ (this “Agreement”) among                      (the “Debtor”), [NAME OF FIRST LIEN COLLATERAL AGENT], in its capacity as collateral agent for the First Lien Obligations (as defined in the Intercreditor Agreement referenced below, including its successors and assigns from time to time, the “First Lien Collateral Agent”), [NAME OF SECOND LIEN COLLATERAL AGENT], in its capacity as Collateral Agent for the Second Lien Obligations (as defined in the Intercreditor Agreement referenced below, including its successors and assigns from time to time, the “Second Lien Collateral Agent”, and together with the First Lien Collateral Agent, the “Collateral Agents”), and                     , in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”). Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Intercreditor Agreement, dated December [___], 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among COFFEYVILLE RESOURCES, LLC (“Borrower”), J. Aron & Company, including its successors and assigns from time to time (“J. Aron”), and the Collateral Agents. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
     Section 1. Priority of Lien. Pursuant to that certain Amended and Restated First Lien Pledge and Security Agreement dated as of December [___], 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”), among the Debtor, the other grantors party thereto and the First Lien Collateral Agent, and that certain Second Lien Pledge and Security Agreement dated as of June 24, 2005, and amended as of July 8, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”; and together with the First Lien Security Agreement, the “Security Agreements”), among the Debtor, the other grantors party thereto and the Second Lien Collateral Agent, the Debtor has granted a security interest in all of the Debtor’s rights in the Deposit Account referred to in Section 2 below to each of the First Lien Collateral Agent and the Second Lien Collateral Agent, respectively. The First Lien Collateral Agent and Second Lien Collateral Agent, the Debtor and the Financial Institution are entering into this Agreement to perfect each of the First Lien Collateral Agent’s, and the Second Lien Collateral Agent’s security interest in the Deposit Account. As between the First Lien Collateral Agent and the Second Lien Collateral Agent, the First Lien Collateral Agent shall have a first priority security interest in the Deposit Account and the Second Lien Collateral Agent shall have a second priority security interest in the Deposit Account (which relationship between the Collateral Agents is set forth in the Intercreditor Agreement). The Financial Institution hereby acknowledges that it has received notice of the respective security interests of the First Lien Collateral Agent and the Second Lien Collateral Agent in the Deposit Account and hereby acknowledges and consents to such liens.
     Section 2. Establishment of Deposit Account. The Financial Institution hereby confirms and agrees that:
     (a) The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and

EXHIBIT D-1

any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of (i) prior to delivery of a Notice of Termination of First Lien Obligations in the form of Exhibit A attached hereto (“Notice of Termination of First Lien Obligations”), the First Lien Collateral Agent, (ii) subsequent to delivery of a Notice of Termination of First Lien Obligations, the Second Lien Collateral Agent, (iii) prior to delivery pursuant to Section 8(a) of a Notice of Sole Control in substantially the form set forth in Exhibit B hereto (“Notice of Sole Control”), the Debtor; and
     (b) The Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC.
     Section 3. Control of the Deposit Account. If at any time the Financial Institution shall receive any instructions originated by the First Lien Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. If at any time the Financial Institution shall receive any instructions originated by the Second Lien Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person; provided that, prior to receipt by the Financial Institution of a Notice of Termination of First Lien Obligations, the Financial Institution shall not comply with instructions originated by the Second Lien Collateral Agent without the consent of the First Lien Collateral Agent; and provided further that the Second Lien Collateral Agent shall not give any such instructions other than in accordance with Section 3 of the Intercreditor Agreement. The Financial Institution shall comply with instructions from the Debtor directing the disposition of funds in the Deposit Account until such time as the Financial Institution has received a Notice of Sole Control delivered pursuant to Section 8(a). If the Debtor is otherwise entitled to issue instructions directing the disposition of funds in the Deposit Account and such instructions conflict with any instructions issued by the First Lien Collateral Agent or the Second Lien Collateral Agent (following the receipt by Financial Institution of a Notice of Termination of First Lien Obligations), the Financial Institution shall follow the instructions issued by the applicable Collateral Agent.
     Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interests of the Collateral Agents. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agents (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).
     Section 5. Choice of Law. This Agreement and the Deposit Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.
     Section 6. Conflict with Other Agreements.

EXHIBIT D-2

     (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;
     (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and
     (c) The Financial Institution hereby confirms and agrees that:
     (i) There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account;
     (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC; and
     (iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or either Collateral Agent purporting to limit or condition the obligation of the Financial Institution to comply with instructions orders as set forth in Section 3 hereof.
     Section 7. Adverse Claims. Other than the security interests of the Collateral Agents, the Financial Institution does not know of any security interest in the Deposit Account. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Collateral Agents and the Debtor thereof.
     Section 8. Maintenance of Deposit Account. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 3 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:
     (a) Notice of Sole Control. If at any time the First Lien Collateral Agent or the Second Lien Collateral Agent, as the case may be, delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit B hereto, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Deposit Account solely from the appropriate Collateral Agent, as provided herein;
     (b) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Agents at the address for each set forth in Section 11 of this Agreement; and
     (c) Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.
     Section 9. Representations, Warranties and Covenants of the Financial Institution. The Financial Institution hereby makes the following representations, warranties and covenants:

EXHIBIT D-3

     (a) The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and
     (b) This Agreement is the valid and legally binding obligation of the Financial Institution.
     Section 10. Indemnification of Financial Institution. The Debtor and the Collateral Agents hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Agents arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.
     Section 11. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Each Collateral Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.
     Section 12 Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[INSERT ADDRESS]
Attention:
Telecopier:

First Lien Collateral Agent:	[INSERT ADDRESS]
Attention:
Telecopier:

Second Lien Collateral Agent:	[INSERT ADDRESS]
Attention:
Telecopier:

Financial Institution:	[INSERT ADDRESS]
Attention:
Telecopier:
     Any party may change its address for notices in the manner set forth above.

EXHIBIT D-4

     Section 13. Termination. The obligations of the Financial Institution to the Collateral Agents pursuant to this Agreement shall continue in effect until the security interests of the Collateral Agents in the Deposit Account have been terminated pursuant to the terms of the Security Agreements and the applicable Collateral Agent has notified the Financial Institution of such termination in writing. Each Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Financial Institution upon the request of the Debtor on or after the termination of the applicable Collateral Agent’s security interest in the Deposit Account pursuant to the terms of the applicable Security Agreement. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.
     Section 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
[Remainder of this page intentionally left blank]

EXHIBIT D-5

     IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR]

By:
Name:
Title:

[NAME OF FIRST LIEN COLLATERAL AGENT] as First Lien Collateral Agent

By:
Name:
Title:

[NAME OF SECOND LIEN COLLATERAL AGENT] as Second Lien Collateral Agent

By:
Name:
Title:

[NAME OF FINANCIAL INSTITUTION] as Financial Institution

By:
Name:
Title:

EXHIBIT D-6

EXHIBIT A
TO DEPOSIT ACCOUNT CONTROL AGREEMENT
[Letterhead of the First Lien Collateral Agent]
NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS
[Name of Financial Institution]
[Address]
[NAME OF SECOND LIEN COLLATERAL AGENT]
[ADDRESS]

Re:	Deposit Account Control Agreement dated as of [______], 200__ (as amended, restated, supplemented or otherwise modified from time to time, the “Control Agreement”) by and among [NAME OF DEBTOR] (the “Company”), [NAME OF FIRST LIEN COLLATERAL AGENT], as First Lien Collateral Agent (in such capacity, the “First Lien Collateral Agent”), [NAME OF SECOND LIEN COLLATERAL AGENT], as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”) and [NAME OF FINANCIAL INSTITUTION] re deposit account number in the name of (the “Account”).
Ladies and Gentlemen:
     You are hereby notified that there has been a Discharge of First Lien Obligations. You are hereby instructed that you may comply with instructions issued by the Second Lien Collateral Agent directing disposition of funds in the Account without our consent, the consent of the Company or the consent of any other person.
     Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.

Sincerely,

[NAME OF FIRST LIEN COLLATERAL AGENT] as First Lien Collateral Agent

By:
Name:
Title:
Cc: [Debtor]

EXHIBIT D-A-1

EXHIBIT B
TO DEPOSIT ACCOUNT CONTROL AGREEMENT
[Letterhead of First/Second Lien Collateral Agent]
[Date]
[Name and Address of Financial Institution]
Attention:
               Re: Notice of Sole Control
Ladies and Gentlemen:
     As referenced in the Deposit Account Control Agreement dated as of ___, 200___ among [NAME OF THE DEBTOR], you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number                      (the “Deposit Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Deposit Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.
     You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

[NAME OF FIRST/SECOND LIEN COLLATERAL AGENT], as First/Second Lien Collateral Agent

By:
Name:
Title:
cc: [NAME OF THE DEBTOR]

EXHIBIT D-B-1

EXHIBIT C
TO DEPOSIT ACCOUNT CONTROL AGREEMENT
[Letterhead of First/Second Lien Collateral Agent]
[Date]
[Name and Address of Financial Institution]
Attention:
          Re: Termination of Deposit Account Control Agreement
     You are hereby notified that the Deposit Account Control Agreement dated as of ___, 200[_] among [NAME OF THE DEBTOR], you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s)           from [NAME OF THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE DEBTOR] pursuant to any other agreement.
     You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

Very truly yours,

[NAME OF FIRST/SECOND LIEN COLLATERAL AGENT] as First/Second Lien Collateral Agent

By:
Name:
Title:

EXHIBIT D-C-1